BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated June 7, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated August 28, 2020, as supplemented to date

Effective June 8, 2021, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Tony DeSpirito and David Zhao. Mr. DeSpirito and Mr. Zhao are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony DeSpirito	15 $8.30 Billion	7 $2.68 Billion	4 $406.53 Million	0 $0	0 $0	0 $0
David Zhao	15 $8.30 Billion	7 $2.68 Billion	4 $406.53 Million	0 $0	0 $0	0 $0

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of April 30, 2020, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range
Tony DeSpirito	Over $1,000,000
David Zhao	$100,001-$500,000

Shareholders should retain this Supplement for future reference.